REGAL
BELOIT

Mark J. Gliebe
Chief Executive Officer

Jonathan J. Schlemmer
Chief Operating Officer

Chuck Hinrichs
Vice President
Chief Financial Officer

John M. Perino
Vice President
Investor Relations

RBC
LISTED
NYSE

Safe Harbor Statement

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements represent our management's judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as "may," "will," "plan," "expect," "anticipate," "estimate," "believe," or "continue" or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; difficulties consummating the pending acquisition of the Electrical Products Company of A.O. Smith Corporation that may have a negative impact on our results of operations; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company's Annual Report on Form 10-K filed on March 2, 2011 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

Regal Beloit's Acquisition of AO Smith's Electrical Products Company (EPC)

- Transaction Rationale
- Transaction Overview
- Integration Update
- Combination Of RBC And EPC
- New Product Review
- Financial Expectations

Fundamental Reasons to Acquire EPC

Offers New Technology and Products

- Combined Energy Efficient Technology Provides Ability To Deliver Additional Value To Customers
- Complementary Product Offerings
- Commercial And Residential Hermetic

Offers Stronger Global Footprint

- Strengthens Presence In High Growth Regions
- Augments Low Cost Manufacturing Locations
- Talented Global Management

Delivers Synergistic Value

- $35 Million Annual Synergies Building Over Four Years
- Synergies From Facility Rationalization & Material Consolidation
- Excellent Cultural Fit

EPC Acquisition Consistent With Regal Beloit's Strategic Objectives

REGAL BELOIT

Transaction Overview

Consideration

- $700 Million Of Cash
- 2,834,026 Shares Of RBC Stock

Required Divestitures

- Divested RBC's U.S. Pool And Spa Business With Revenues of $23 Milllion For a Purchase Price of $15 Million
- Certain EPC Draft Inducer Designs Not Yet In Production

Financial Impact

- Accretive In The First Full Year Following The Acquisition[1]
- Tax Benefits Expected To Be Approximately $46 Million
- Generates Significant Free Cash Flow

[1] Excluding one-time transaction-related expenses and purchase accounting adjustments

Integration Update

- **Organization**
  - ✓ EPC Management Team Will Have Key Roles
  - ✓ Combining Organization Structures
- **Branding**
  - ✓ Consolidating Brands Within Residential HVAC
  - ✓ Maintaining EPC Century Brand in Distribution
- **Transitions and Synergies**
  - ✓ Finance, IT and Human Resources Ahead of Schedule
  - ✓ Marketing, Sales, Manufacturing and Engineering Ready to Talk
  - ✓ Synergies Expectations in Sight

Organization

Business Leaders


Dan Drexler
VP Hermetic Motors


Mike Metzler
HVAC Business Leader


Jim Mosman
Distribution Business Leader


Erik Nordquist
Pump Business Leader


Steve O'Brien
VP Pump & General Industries


Randy Oyster
Hermetic Business Leader

Functional Leaders


David Deakin
VP Business Systems


Steve Donithan
VP/GM China Operations


Steve Robbins
VP Global Engineering Services


Curt Selby
VP International Human Resources


Sarah Sutton
VP Financial Planning & Analysis


Rick Zajchowski
VP Global Supply Chain

EPC Adds Management Depth

Branding

Century®
Formerly A. O. Smith
Electrical Products Company
A Regal Beloit Company

genteq®

marathon® electric

Optimizing Brand Strategy

Synergy Capture

Anticipated Gross Synergies



Anticipated Integration Capital and Expense


$2.2
$2.2
YR 1
Yr 4

Explanation of Synergies

- **Procurement Synergies**
  - Select Favorable Materials Pricing
  - Materials Specification Consolidation
- **Logistics Synergies**
  - Truck Route Consolidation
  - Load Consolidations
- **Manufacturing Synergies**
  - Facility Rationalization
  - Design Platform Consolidation
- **Revenue Synergies**
  - New Energy Saving Products
  - Existing Products Through New Channels

Synergies Add to Strategic Rational For EPC

Integration Summary

- Formed Teams Back in February 2011 to Plan for the Integration and Synergy Capture
- Excellent Team Work With Significant Detail
- Ready to Go on IT, Finance and Human Resource Integration
- Ready For First Meetings on Customers, Products, Markets
- Based on Initial Findings, We Are Increasingly Confident That We Can Deliver the Expected Benefits
- But…There is Still Much Work To Do and the Added Work From the Divestiture

Ready For Integration

Pro Forma Combination – Sales by Geography

RBC Sales by Geography


ROW
6%
Europe
8%
Asia
19%
Canada
4%
U.S.
63%

$2.3B

RBC + EPC Sales by Geography


ROW
5%
Europe
6%
Asia
18%
Canada
3%
U.S.
68%

+$3.0B

Combination Creates Larger Enterprise With a Growing Global Reach

REGAL BELOIT

Source: Management estimates based on first half 2011 individual business segment sales.

Pro Forma Combination – Sales by End Market

RBC Sales by End Market



Commercial 24%
Industrial 33%
Residential New 10%
Residential Replacement 33%

$2.3B

RBC + EPC Sales by End Market



Commercial 27%
Industrial 28%
Residential New 9%
Residential Replacement 36%

+$3.0B

Combination Maintains Diversity in End Markets

Source: Management estimates based on 2010 individual business segment sales.

Pro Forma Combination – Production by Region

RBC Production by Region


RoW
3%
Asia
24%
Mexico
36%
Eur
4%
US
34%

RBC + EPC Production by Region


RoW
2%
Asia
23%
Mexico
46%
Eur
3%
US
26%

Manufacturing and Engineering Footprint Expanding in Higher Growth, Lower Cost Regions

Source: Management estimates based on 2010 individual business segment sales

New Products

- **EPC Motor + UNICO Drive**
- **Screw Compressor Motor And Control For High Efficiency Commercial Chiller Systems**
- **Combination Offers:**
  - ✓ Best Efficiency Over A Speed Range
  - ✓ One Source Of Motor And Control For a Single Point of Contact





EPC



New Products

- V-green® Variable Speed ECM Pool Motor
- Targeting Both OEM And Replacement Segments
- Features:
  - ✓ ~20% More Efficient Than a Standard Motor
  - ✓ State-of-the Art User Interface
  - ✓ Optional Off-board Mounting
  - ✓ Preset Programs For Out-of-the-box Operation

V-Green®





New Products

- Smaller ECM-Type Energy Efficient Motors For Lower End Applications
  - ✓ Variable Or Fixed Speed Capabilities
  - ✓ Efficiency Gain/Savings Of Up To 30%
  - ✓ Launch – Q1 2012

Small ECM Type Motors



Record of Strong, Continuous Growth

- Track Record of Consistent Growth and Execution
- Real Momentum with 9 Recent Acquisitions
- Energy Efficiency Innovation Tailwind
- Continuing to Globalize and Simplify



Acquisition Funding

Dollars in Millions except EPS

	4Q2011 Interest Exp.	EPS
$ 150 Cash		
$ 500 Long Term Debt @ 4.74%	$ 6.0	$ (0.10)
$ 100 Revolving Credit Debt @ 2.0%	$ 0.5	(0.01)
$ 750 Total	$ 6.5	$ (0.11)

\+

Equity → 2,834,026 Shares of RBC Stock

Increase in Fully Diluted Shares	
2Q 2011	39.2 million
3Q 2011	40.5 million
4Q 2011	42.0 million

Combination of Debt, Cash and RBC Stock Provides Balanced Funding for EPC Acquisition

REGAL BELOIT

Closing and Purchase Accounting Adjustments and Tax Benefits

Dollars in Millions

	Amount	Timing
Inventory Fair Market Value Step Up	$ 22.1	3Q11-4Q11
Transaction Costs	$ 7.5	3Q11
Total One-Time Costs in 2011	$ 29.6	
Higher Depreciation and Amortization	$ 1.5	3Q11
	$ 3.5	4Q11
	$ 13.6	2012
NPV of Tax Benefits of Goodwill Amortization	$ 46.3	15 years

EPC 2011 Guidance

3Q 2011 EPS	$ (0.25) to $ (0.30)
Includes PAA and Transaction Costs of	$ (0.25)
• 3Q 2011 is a Stub Period from 8/22/11	
4Q 2011 EPS	$ (0.25) to $ (0.30)
Includes PAA of	$ (0.25)
• 4Q is seasonally the weakest quarter	

EPC 2012 Guidance

2012 EPS $ 0.35 to $ 0.45

- Includes Impact of Divested Business
- Excludes Commodity and Currency Hedge Gains
- Synergies on a Run Rate Basis
- Includes $13.6 million of Incremental Depreciation and Amortization
- Includes Interest Expense of $26 million
- EPS Calculated using 42.0 million Shares in 2012

Summary

- Great Acquisition With a Complementary Fit
- Consistent With Our Strategic Objectives
- Excellent Team of Talented People
- Ready to Go on Integration but a lot of Work Ahead of Us
- Confident That We Can Deliver the Expected Benefits
- Creates a Larger, More Diversified and Well Positioned Business
- Profit Contributor. Especially 2012 & Beyond. Expected to add $0.35 to $0.45 EPS in 2012.

REGAL BELOIT

Q & A

RBC LISTED NYSE